Financial Instruments (Changes in the Fair Value of the Derivatives Designated as Fair Value Hedges and the Hedged Items Recorded in the Consolidated Statements of Income) (Details) (Other Income (Expense), Net [Member], JPY ¥)
In Millions
12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Other Income (Expense), Net [Member]
Changes in the fair value of the derivatives	¥ (1,647)	¥ (136)	¥ (67)
Changes in the fair value of the hedged items	¥ 1,647	¥ 136	¥ 67